ACCOLADE FUNDS

                               Bonnel Growth Fund
                                 MegaTrends Fund
                       Adrian Day Global Opportunity Fund
                     Regent Emerging Europe Opportunity Fund

                         ........................., 1996


U.S. Global Investors, Inc.
7900 Callaghan Road
San Antonio, Texas 78229

Gentlemen:

Pursuant to the Compensation Section of the Bookkeeping and Accounting Agreement dated September 21, 1994 between Accolade Funds (the "Trust") and U.S. Global Investors, Inc. (the "Advisor"), please be advised that the Trust has established one new series of its shares, namely, the Regent Emerging Europe Opportunity Fund, and please be further advised that the Trust desires to retain United Shareholder Services, Inc. to render bookkeeping and acounting services under the Bookkeeping and Accounting Agreement to this Fund.

         Name of Fund:  Regent Emerging Europe Opportunity Fund

         Date Subject to Agreement: ....................., 1996

Please state below whether you are willing to render such services.


                                            ACCOLADE FUNDS



Attest:_____________________________        By:_______________________________
             Secretary                           Executive Vice President



Date:__________________________


--------------------------------------------------------------------------------

We are willing to render bookkeeping and accounting services to the Regent Emerging Europe Opportunity Fund.


                                               UNITED SHAREHOLDER SERVICES, INC.



Attest:_____________________________        By:_______________________________
             Secretary                                    President



Date:__________________________


 ................................................................................
                              7900 Callaghan Road
           Mail Address: P.O. Box 781234, San Antonio, TX 78278-1234
 ................................................................................